UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2005

FREMONT MORTGAGE SECURITIES CORPORATION (as depositor under a Pooling and Servicing Agreement, to be dated as of May 1, 2005, providing for, inter alia, the issuance of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B)

Fremont Mortgage Securities Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	333-91565	52-2206547

State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 East Imperial Highway, Brea, California	92821

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 961-5261

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-99.6
EX-99.7
EX-99.8
EX-99.9
EX-99.10
EX-99.11
EX-99.12
EX-99.13
EX-99.14
EX-99.15
EX-99.16

Item 8.01. Other Events

Description of the Certificates and the Mortgage Pool

     The Registrant intends to issue a series of certificates, titled Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B (the “Certificates”), to be issued pursuant to a pooling and servicing agreement, dated as of May 1, 2005, among the Registrant, as depositor, Fremont Investment & Loan, as originator and servicer, Wells Fargo Bank, N.A., as master servicer and trust administrator and HSBC Bank USA National Association, as trustee. The Certificates represent in the aggregate the entire beneficial interest in a trust fund (the “Trust Fund”) consisting primarily of a pool (the “Mortgage Pool” of conventional, one- to four- family, fixed rate and adjustable rate, first and second lien mortgage loans (the “Mortgage Loans”).

Computational Materials

     Goldman, Sachs & Co. (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of the Certificates certain materials, herein referred to as “Computational Materials”, in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

     The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by any other information subsequently filed with the Commission, including a prospectus supplement (“Prospectus Supplement”).

     The Computational Materials were prepared by the Underwriter at the request of certain prospective purchasers. The Computational Materials may be based on information that differs from the information to be set forth in the Prospectus Supplement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits:

Exhibit No.	Description
99.1	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of a term sheet.

99.2	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

99.3	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

99.4	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

99.5	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

99.6	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

Exhibit No.	Description
99.7	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

99.8	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

99.9	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

99.10	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

99.11	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

99.12	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

Exhibit No.	Description
99.13	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

99.14	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

99.15	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of a term sheet.

99.16	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of a term sheet.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FREMONT MORTGAGE SECURITIES CORPORATION (Registrant)
By:	/s/ Patrick E.Lamb
Name:	Patrick E. Lamb
Title:	Chief Financial Officer

Dated: April 20, 2005

EXHIBIT INDEX

	Item 601(a) of		Sequentially
Exhibit	Regulation S-K		Numbered
Number	Exhibit No.	Description	Page
1	99.1	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of a term sheet.

2	99.2	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

3	99.3	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

4	99.4	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

5	99.5	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

	Item 601(a) of		Sequentially
Exhibit	Regulation S-K		Numbered
Number	Exhibit No.	Description	Page
6	99.6	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

7	99.7	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

8	99.8	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

9	99.9	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

10	99.10	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

11	99.11	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

	Item 601(a) of		Sequentially
Exhibit	Regulation S-K		Numbered
Number	Exhibit No.	Description	Page
12	99.12	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

13	99.13	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

14	99.14	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of collateral tables.

15	99.15	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of a term sheet.

16	99.16	Computational Materials (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. to certain prospective purchasers of Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B, in the form of a term sheet.